     EXHIBIT 32.2 CERTIFICATION PURSUANT TO

     18 U.S.C. 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of DYNAMIC ALERT LIMITED (the "Company") on Form 10-QSB for the period ended September 30, 2008, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Bradley Hawkings, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 13, 2008

By: /s/ Bradley Hawkings

Bradley Hawkings

Chief Financial Officer, principal financial officer and principal accounting officer